UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 15, 2013

FULTON FINANCIAL
CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania		17604
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: 717-291-2411
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure.
On November 15, 2013, Fulton Financial Corporation ("Fulton") posted an updated corporate presentation (the “Updated Corporate Presentation”) on its Investor Relations website at www.fult.com, to update the corporate presentation posted on November 1, 2013 on Fulton’s Investor Relations website and furnished as Exhibit 99.1 to Fulton’s Current Report on Form 8-K filed on November 1, 2013 (the “Original Corporate Presentation”) to add an additional slide, slide 44, containing supplemental information related to average loan yields, by loan type and re-number the remaining slides. No other changes were made to the Original Corporate Presentation.
The Updated Corporate Presentation, attached as Exhibit 99.1 and incorporated by reference, updates previously filed presentations and provides an overview of Fulton's strategy and performance.
The information in this Form 8-K provided under Item 7.01, including all exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of Fulton under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 9.01 Financial Statements And Exhibits
(d)    Exhibits.

Exhibit No.	Description
99.1	Updated Corporate Presentation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2013	FULTON FINANCIAL CORPORATION
By: /s/ Charles J. Nugent
Charles J. Nugent
Senior Executive Vice President and
Chief Financial Officer